Oakmark Units

Financial Square Federal Fund

A Cash Management Vehicle for
Existing and Prospective Shareholders of

PROSPECTUS

December 29, 2009, as supplemented July 6, 2010

The Oakmark Funds
Two North LaSalle Street
Chicago, Illinois 60602-3790

Prospectus	Oakmark Units December 29, 2009, as supplemented July 6, 2010

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.
■ Federal Fund

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment
Management Approach

The Financial Square Federal Fund (the “Fund”) is a portfolio of Goldman Sachs Trust (the “Trust”), an open-end, management investment company (a “mutual fund”) which includes the Goldman Sachs Financial Square Funds. This Prospectus relates to the offering of FST Administration Shares of beneficial interest of the Fund (“Oakmark Units”) through Harris Associates L.P. (“Harris Associates”) in its capacity as an institution that has agreed to provide account administration services to its customers who are the beneficial owners of the Fund’s Oakmark Units (“Service Organization”) for the Fund and adviser to Harris Associates Investment Trust (“Oakmark”).

Goldman Sachs Asset Management, L.P. (“GSAM®”) serves as investment adviser to the Fund. GSAM is referred to in this Prospectus as the “Investment Adviser.” Harris Associates or its designee will act as nominee and record holder of the Oakmark Units. You should be aware that Oakmark Units of the Fund, designated as such, may be purchased only through Harris Associates or its designee. Harris Associates is not the distributor of the Fund.

Goldman Sachs’ Money Market Investment Philosophy:
The Fund is managed to seek preservation of capital, daily liquidity and maximum current income. The Investment Adviser follows a conservative, risk-managed investment process that seeks to:

■	Manage credit risk
■	Manage interest rate risk
■	Manage liquidity

Since 1981, the Investment Adviser has actively managed the Goldman Sachs Money Market Funds to provide investors with the greatest possible preservation of principal and income potential.

INVESTMENT PROCESS

1. Managing Credit Risk
The Investment Adviser’s process for managing credit risk emphasizes:

■	Intensive research—The Credit Department, a separate operating entity of Goldman, Sachs & Co. (“Goldman Sachs”), approves all money market fund eligible securities for the Fund. Sources for the Credit Department’s analysis include third-party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as the Investment Research, Legal and Compliance departments of Goldman Sachs.

■	Timely updates—A Credit Department-approved list of securities is continuously communicated on a “real-time” basis to the portfolio management team via computer link.

The Result: An “approved” list of high-quality credits—The Investment Adviser’s portfolio management team uses this approved list to construct a portfolio which offers the best available risk-return trade-off within the “approved” credit universe. If a security is removed from the “approved” list, the Investment Adviser is not required to sell the security.

2. Managing Interest Rate Risk
Three main steps are followed in seeking to manage interest rate risk:

■	Establish weighted average maturity (“WAM”) and weighted average life (“WAL”) targets—WAM (the weighted average time until the yield of a portfolio reflects any changes in the current interest rate environment) and WAL (designed to more accurately measure “spread risk”) are constantly revisited and adjusted as market conditions change. An overall strategy is developed by the portfolio management team based on insights gained from weekly meetings with both Goldman Sachs economists and economists from outside the firm.
■	Implement optimum portfolio structure—Proprietary models that seek the optimum balance of risk and return, in conjunction with the Investment Adviser’s analysis of factors such as market events, short-term interest rates and the Fund’s asset volatility, are used to identify the most effective portfolio structure.
■	Conduct rigorous analysis of new securities—The Investment Adviser’s five-step process includes legal, credit, historical index and liquidity analysis, as well as price stress testing to determine the suitability of potential investments for the Fund.

3. Managing Liquidity
Factors that the Investment Adviser’s portfolio managers continuously monitor and that affect liquidity of a money market portfolio include:

■	The Fund’s investors and other factors that influence the asset volatility of the Fund;
■	Technical events that influence the trading range of federal funds and other short-term fixed-income markets; and
■	Bid-ask spreads associated with securities in the portfolio.

GENERAL INVESTMENT MANAGEMENT APPROACH

The benchmark for the Fund is the iMoneyNet Index which best corresponds to the Fund’s eligible investments.

Reference in this Prospectus to the Fund’s benchmark is for informational purposes only, and unless otherwise noted is not an indication of how the Fund is managed.

■	The Fund: The Fund’s securities are valued by the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Under Rule 2a-7, the Fund may invest only in U.S. dollar-denominated securities that are determined to present minimal credit risk and meet certain other criteria, including conditions relating to maturity, portfolio diversification, portfolio liquidity and credit quality. These operating policies may be more restrictive than the fundamental policies set forth in the Statement of Additional Information (the “SAI”).
■	The Investors: The Fund is designed for investors seeking a high rate of return, a stable net asset value (“NAV”) and convenient liquidation privileges. The Fund is particularly suitable for banks, corporations and other financial institutions that seek investment of short-term funds for their own accounts or for the accounts of their customers.
■	NAV: The Fund seeks to maintain a stable NAV of $1.00 per unit. There can be no assurance that the Fund will be able at all times to maintain a NAV of $1.00 per unit.
■	Maximum Remaining Maturity of Portfolio Investments: 13 months (as determined pursuant to Rule 2a-7) at the time of purchase.
■	Dollar-Weighted Average Portfolio Maturity: Not more than 60 days (as required by Rule 2a-7).
■	Dollar-Weighted Average Portfolio Life: Not more than 120 days (as required by Rule 2a-7).
■	Investment Restrictions: The Fund is subject to certain investment restrictions that are described in detail under “Investment Restrictions” in the SAI. Fundamental investment restrictions and the investment objective of the Fund cannot be changed without approval of a majority of the outstanding units of the Fund. All investment objectives and policies not specifically designated as fundamental are non-fundamental and may be changed without unitholder approval.
■	Diversification: Diversification can help the Fund reduce the risks of investing. In accordance with current regulations of the Securities and Exchange Commission (the “SEC”), the Fund may not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer. However, the Fund may invest up to 25% of its total assets in the securities of a single issuer for up to three business days. These limitations do not apply to cash, certain repurchase agreements, U.S. Government Securities (as defined in Appendix A)

or securities of other investment companies. In addition, securities subject to certain unconditional guarantees are subject to different diversification requirements as described in the SAI.

■	Portfolio Liquidity: The Fund is required to maintain a sufficient degree of liquidity necessary to meet reasonably foreseeable redemption requests. In addition, the Fund must hold at least 10% of its total assets in “daily liquid assets” and 30% of its total assets in “weekly liquid assets” (each as defined by Rule 2a-7). The Fund may not acquire an illiquid security if, after the purchase, more than 5% of the Fund’s total assets would consist of illiquid assets.

Fund Investment Objective
and Strategies

     INVESTMENT OBJECTIVE

The Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments. The Fund pursues its investment objective by limiting its investments only to U.S. Government Securities, the interest from which is generally exempt from state income taxation. You should consult your tax adviser to determine whether distributions from the Fund derived from interest on such obligations are exempt from state income taxation in your own state.

To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in the particular type of investment suggested by its name.

In order to obtain a rating from a rating organization, the Fund may be subject to additional investment restrictions.

     PRINCIPAL INVESTMENT STRATEGIES

The table on the following page identifies some of the investment techniques that may (but are not required to) be used by the Fund in seeking to achieve its investment objective. Numbers in this table show allowable usage only; for actual usage, consult the Fund’s annual/semi-annual reports. For more information about these and other investment practices and securities, see Appendix A. The Fund publishes on its website (http://www.goldmansachsfunds.com) its complete portfolio holdings as of the end of each month subject to a fifteen calendar day lag between the date of the information and the date on which the information is disclosed. The Fund also publishes its holdings on a weekly basis, with no lag required between the date of the information and the date on which the information is disclosed. This information will be available on the website until the next publish date or the date on which the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. In addition, certain portfolio statistics (other than portfolio holdings information) are available on a daily basis by calling 1-800-621-2550. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI.

Investment Policies Matrix

Federal
Fund
U.S. Treasury Obligations[1]	■

U.S. Government Securities	■

Repurchase Agreements	■ (Does not intend to invest)

Credit Quality[2]	First Tier[3]

Summary of Taxation for Distributions[4]	Taxable federal and generally exempt from state taxation.

Miscellaneous	Under extraordinary circumstances, may hold U.S. Government Securities subject to state taxation. Reverse repurchase agreements not permitted.

Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.

[1]	Issued or guaranteed by the U.S. Treasury.
[2]	To the extent permitted by Rule 2a-7, securities without short-term ratings may be purchased if they are deemed to be of comparable quality by the Investment Adviser to First Tier Securities. In addition, if the Fund holds a security supported by a guarantee or demand feature, it may rely on the credit quality of the guarantee or demand feature in determining the credit quality of the investment.
[3]	First Tier Securities are (a) rated in the highest short-term rating category by at least two nationally recognized statistical rating organizations (“NRSRO”), or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow the Fund under certain conditions to demand payment from, an entity with such ratings. U.S. Government Securities are considered First Tier Securities.
[4]	See “Taxation” for an explanation of the tax consequences summarized in the table above.

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Fund and may result in a loss of your investment. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

Federal
• Applicable	Fund
Stable NAV	•
Interest Rate	•
Credit/Default	•
Management	•
Market	•
Liquidity	•
U.S. Government Securities	•

■	Stable NAV Risk—The risk that the Fund will not be able to maintain a NAV per unit of $1.00 at all times. Shareholders of the Fund should not rely on or expect the Investment Adviser or an affiliate to purchase distressed assets from the Fund, make capital infusions into the Fund, enter into capital support agreements with the Fund or take other actions to help the Fund maintain a stable $1.00 unit price.
■	Interest Rate Risk—The risk that during periods of rising interest rates, the Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, the Fund’s yield will tend to be higher. A low interest rate environment poses additional risks to the Fund. Low yields on the Fund’s securities holdings may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders, pay expenses out of Fund assets, or, at times, maintain a stable $1.00 share price.
■	Credit/Default Risk—The risk that an issuer or guarantor of a security may default on its obligation to pay interest and repay principal.

The credit quality of the Fund’s portfolio securities may meet the Fund’s credit quality requirements at the time of purchase but then deteriorate thereafter, and such deterioration can occur rapidly. In certain instances, the downgrading or default of a single holding or guarantor of a holding may impair the Fund’s liquidity and have the potential to cause significant NAV deterioration.

■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
■	Market Risk—The risk that the value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions. Price changes may be temporary or last for extended periods. The Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.
■	Liquidity Risk—The risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perception. While the Fund endeavors to maintain a high level of liquidity in its portfolio, the liquidity of portfolio securities can deteriorate rapidly due to credit events affecting issuers or guarantors or due to general market conditions and a lack of willing buyers. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell one or more portfolio positions can adversely affect the Fund’s ability to maintain a $1.00 share price or prevent the Fund from being able to take advantage of other investment opportunities.

Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within a short period of time stated in the Prospectus because of unusual market conditions, an unusually high volume of redemption requests or other reasons. Although the Fund reserves the right to meet redemption requests through in-kind distributions, to date the Fund has not paid redemptions in-kind. While the Fund may pay redemptions in-kind in the future, the Fund may instead choose to raise cash to meet redemption requests through sales of portfolio securities or permissible borrowings. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s ability to maintain a $1.00 share price.

Certain shareholders, including clients or affiliates of the Investment Adviser and/or other funds managed by the Investment Adviser, may from time to time own or control a significant percentage of the Fund’s shares. These shareholders may include, for example, institutional investors, funds of funds, discretionary advisory clients, and other shareholders whose buy-sell decisions are controlled by a single decision-maker. Redemptions by these shareholders of their shares of the Fund may further increase the Fund’s liquidity risk and may impact its NAV.

■	U.S. Government Securities Risk—The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many types of U.S. Government Securities may be purchased by the Fund, such as those issued by

PRINCIPAL RISKS OF THE FUND

the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. In September 2008, the U.S. Treasury and the Federal Housing Finance Administration (“FHFA”) announced that Fannie Mae and Freddie Mac would be placed into a conservatorship under FHFA. The effect that this conservatorship will have on the entities’ debt and securities guaranteed by the entities is unclear.

More information about the Fund’s portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Fund Performance

     HOW THE FUND HAS PERFORMED

The bar chart and table on the following page provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund from year to year for up to the last ten years (with respect to the bar chart); and (b) the average annual total returns of the Fund’s FST Administration Shares. Investors should be aware that the fluctuation of interest rates is one primary factor in performance volatility. The bar chart (including “Best Quarter” and “Worst Quarter” information) and table assume reinvestment of dividends and distributions. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, the Fund’s performance would have been reduced. You may obtain the Fund’s current yield by calling 1-800-OAKMARK (1-800-625-6275).

FUND PERFORMANCE

Federal Fund

TOTAL RETURN	CALENDAR YEAR
The total return for FST Administration Shares for the 9-month period ended September 30, 2009 was 0.08%. Best Quarter* Q4 ’00 1.55% Worst Quarter* Q1 ’04 0.15%

     AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2008	1 Year	5 Years	10 Years	Since Inception
FST Administration Shares (Inception 4/1/97)**	2.22%	3.06%	3.19%	3.49%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	Effective as of July 6, 2010, FST Administration Shares of the Fund are available for purchase through Harris Associates in its capacity as a Service Organization for the Fund.

Fund Fees and Expenses (Oakmark Units)

This table describes the fees and expenses that you would pay if you buy and hold Oakmark Units of the Fund.

Federal
Fund
Unitholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[1]
Management Fees2*	0.21%
Other Expenses*	0.27%
Administration Fees3*	0.25%
All Other Expenses4*	0.02%

Total Fund Operating Expenses*	0.48%

See page 13 for all other footnotes.

*	The “Management Fees,” “Other Expenses,” “Administration Fees,” “All Other Expenses” and “Total Fund Operating Expenses” shown in the table above do not reflect voluntary fee waivers and expense limitations currently in place with respect to the Fund. The Fund’s “Management Fees,” “Other Expenses,” “Administration Fees,” “All Other Expenses” and “Total Fund Operating Expenses” after application of current fee waivers and expense limitations, are as set forth below. Consistent with the terms of any arrangements in place (see the other footnotes to this table), these fee waivers and expense limitations may be modified or terminated at any time and without shareholder approval. If this occurs, “Management Fees,” “Other Expenses,” “Administration Fees,” “All Other Expenses” and “Total Fund Operating Expenses” shown below would be higher.

Federal
Fund
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[1]
Management Fees[2]	0.18%
Other Expenses	0.25%
Administration Fees[3]	0.23%
All Other Expenses[4]	0.02%

Total Fund Operating Expenses (after current fee waivers and expense limitations)	0.43%

FUND FEES AND EXPENSES

[1]	Effective January 1, 2009 the Fund changed its fiscal year end from December 31 to August 31. The Fund’s annual operating expenses have been restated to reflect expenses expected to be incurred for the current fiscal year. If the Fund’s assets decrease or increase in the future, the Fund’s expense ratio may correspondingly increase or decrease from the expense ratio disclosed in the fee and expense table.
[2]	The contractual management fee of the Fund is 0.205% of the Fund’s average daily net assets. The Investment Adviser has agreed not to impose a portion of the Management Fee equal annually to 0.025% of the Fund’s average daily net assets through at least May 14, 2011, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. As a result of this waiver, the current Management Fee of the Fund is 0.18% of the Fund’s average daily net assets.
[3]	For the fiscal period ended August 31, 2009, Goldman Sachs voluntarily agreed to waive a portion of the Fund’s Administration Fees. Goldman Sachs anticipates that these waivers will be temporary, and it may modify or terminate these waivers at any time. The Service Organization may charge other fees directly to its customers who are beneficial owners of Oakmark Units in connection with its customers’ accounts. Such fees may affect the return customers realize with respect to their investments.
[4]	“All Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.010% of the average daily net assets of the Fund plus all other ordinary expenses not detailed above (including, but not limited to, custody fees, credit facility commitment fees, insurance and fidelity bond fees). The Investment Adviser has agreed to reduce or limit “Other Expenses” of the Fund (excluding Management Fees, transfer agency fees and expenses, Administration Fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) equal on an annualized basis to 0.014% of the Fund’s average daily net assets through at least May 14, 2011, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.
“All Other Expenses” do not include fees paid in connection with the Fund’s participation in the U.S. Treasury’s Temporary Guarantee Program during the period ended August 31, 2009. If those fees had been included, the Fund’s “All Other Expenses” and “Total Fund Operating Expenses” would have been higher. The Treasury’s Temporary Guarantee Program expired on September 18, 2009.

Fund Fees and Expenses continued

Example

The following Example is intended to help you compare the cost of investing in the Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Oakmark Units of the Fund for the time periods indicated and then redeem all of your Oakmark Units at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years
Federal	$49	$152	$266	$598

Service Organizations that invest in the Fund on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your Service Organization for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain Service Organizations that invest in the Fund on behalf of their customers may receive other compensation in connection with the sale and distribution of shares or for services to their customers’ accounts and/or the Fund. For additional information regarding such compensation, see “Unitholder Guide” in this Prospectus and “Payments to Intermediaries” in the SAI.

In addition to Oakmark Units, the Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Oakmark Units.

Service Providers

     INVESTMENT ADVISER

Goldman Sachs Asset Management, L.P. (“GSAM”), 200 West Street, New York, New York 10282, has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman Sachs. As of December 31, 2009, GSAM, including its investment advisory affiliates, had assets under management of $753.4 billion.

The Investment Adviser provides day-to-day advice regarding the Fund’s portfolio transactions. The Investment Adviser makes the investment decisions for the Fund and places purchase and sale orders for the Fund’s transactions in U.S. and foreign markets. As permitted by applicable law, and exemptive relief obtained by the Investment Adviser, Goldman Sachs and the Fund, these orders may be directed to any broker-dealers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Fund, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Fund:

■	Supervises all non-advisory operations of the Fund
■	Provides personnel to perform necessary executive, administrative and clerical services to the Fund
■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities
■	Maintains the records of the Fund
■	Provides office space and all necessary office equipment and services

Pursuant to SEC exemptive orders, the Fund may enter into principal transactions in certain money market instruments, including repurchase agreements, with Goldman Sachs.

     MANAGEMENT FEES AND OTHER EXPENSE INFORMATION

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rate listed below (as a percentage of the Fund’s average daily net assets):

		Actual Rate
		For the Fiscal
		Period Ended
Fund	Contractual Rate	August 31, 2009*
Federal	0.205%	0.18%

*	The Fund’s fiscal year end changed from December 31 to August 31 effective January 1, 2009. The Investment Adviser has agreed to waive a portion of its Management Fee equal annually to 0.025% of the Fund’s average daily net assets. This waiver will remain in effect through at least May 14, 2011, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. This management fee waiver may be modified or terminated at any time at the option of the Investment Adviser and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so.

The Investment Adviser may voluntarily waive a portion of its management fee from time to time and may discontinue or modify any such voluntary limitations in the future at its discretion, consistent with the terms of any fee waiver arrangements in place. Due to the current low yield environment, the Investment Adviser may voluntarily waive a portion of its management fees. These temporary waivers may be modified or terminated at any time at the option of the Investment Adviser, without shareholder approval.

The Investment Adviser has agreed to reduce or limit the Fund’s “Other Expenses” (excluding management fees, administration fees, transfer agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) equal on an annualized basis to 0.014% of the Fund’s average daily net assets. This arrangement will remain in place through at least May 14, 2011, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. This expense limitation may be modified or terminated at any time at the option of the Investment Adviser and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Fund in 2009 is available in the Fund’s annual report dated August 31, 2009.

SERVICE PROVIDERS

     DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 200 West Street, New York, New York 10282, serves as the exclusive distributor (the “Distributor”) of the Fund’s units. Goldman Sachs, 71 S. Wacker Drive, Chicago, Illinois 60606, also serves as the Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various unitholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold units of the Fund. Goldman Sachs reserves the right to redeem at any time some or all of the units acquired for its own account.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Fund or limit the Fund’s investment activities. Goldman Sachs is a full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets. As such, it acts as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and has other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the Fund directly and indirectly invests. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. The Investment Adviser and/or certain of its affiliates are the managers of the Goldman Sachs Funds. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund. Goldman Sachs may restrict transactions for itself, but not for the Fund (or vice versa). The results of the Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs and it is possible that the Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the

Fund may enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, the Fund may take a long position in a security at the same time that Goldman Sachs or other accounts managed by the Investment Adviser take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may adversely impact the Fund. Transactions by one or more Goldman Sachs-advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and affect transactions in, securities of issuers held by the Fund, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund. For more information about conflicts of interest, see the SAI.

     LEGAL PROCEEDINGS

On April 16, 2010, the SEC brought an action under the U.S. federal securities laws in the U.S. District Court for the Southern District of New York against Goldman Sachs and one of its employees alleging that they made materially misleading statements and omissions in connection with a 2007 private placement of securities relating to a synthetic collateralized debt obligation sold to two institutional investors. Goldman Sachs and/or other affiliates of The Goldman Sachs Group, Inc. have received or may in the future receive notices and requests for information from various regulators, and have become or may in the future become involved in legal proceedings, based on allegations similar to those made by the SEC or other matters.

Neither Goldman Sachs Asset Management, L.P. or Goldman Sachs Asset Management International (collectively “GSAM”) nor any GSAM-managed funds have been named in the complaint. Moreover, the SEC complaint does not seek any penalties against them or against any employee who is or has been part of GSAM.

In the view of Goldman Sachs and GSAM, neither the matters alleged in this or any such similar proceedings nor their eventual resolution are likely to have a material

SERVICE PROVIDERS

effect on the ability of Goldman Sachs, GSAM or their affiliates to provide services to GSAM-managed funds. Due to a provision in the law governing the operation of mutual funds, the resolution of the SEC action could, under certain circumstances, result in a situation in which Goldman Sachs, GSAM and their affiliates would be ineligible to serve as an investment adviser or principal underwriter for U.S.-registered mutual funds absent an exemption from the SEC. While there is no assurance that such an exemption would be granted, the SEC has granted this type of relief in the past.

Dividends

All or substantially all of the Fund’s net investment income will be declared as a dividend daily. Dividends will normally, but not always, be declared as of 4:00 p.m. New York time as a dividend and distributed monthly. You may choose to have dividends paid in:

■	Cash
■	Additional Oakmark Units of the Fund

You may indicate your election on your New Account Registration Form. Any changes may be submitted in writing to Harris Associates at any time. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the Fund.

Dividends will be reinvested as of the last calendar day of each month. Cash distributions normally will be paid on or about the first business day of each month. Net short-term capital gains, if any, will be distributed in accordance with federal income tax requirements and may be reflected in the Fund’s daily distributions. Net short-term capital gains may at times represent a significant component of the Fund’s daily distributions (e.g., during periods of extremely low interest rates).

The Fund may distribute at least annually other realized capital gains, if any, after reduction by available capital losses. In order to avoid excessive fluctuations in the amount of monthly capital gains distributions, a portion of any net capital gains realized on the disposition of securities during the months of November and December may be distributed during the subsequent calendar year. The realized gains and losses are not expected to be of an amount which would affect the Fund’s NAV of $1.00 per unit.

Unitholder Guide

The following section will provide you with answers to some of the most frequently asked questions regarding buying and selling the Fund’s Oakmark Units.

     ELIGIBILITY TO BUY UNITS

Oakmark Units are generally available for purchase only by residents of the U.S., Puerto Rico, Guam, and the U.S. Virgin Islands.

Types of Accounts
You may set up your account in any of the following ways:

Individual or Joint Ownership. Individual accounts are owned by one person. Joint accounts can have two or more owners, and provide for rights of survivorship.

Gift or Transfer to a Minor (UGMA, UTMA). These gift or transfer accounts let you give money to a minor for any purpose. The gift is irrevocable and the minor gains control of the account once he/she reaches the age of majority. Your application should include the minor’s social security number.

Trust for Established Employee Benefit or Profit-Sharing Plan. The trust or plan must be established before you can open an account and you must include the date of establishment of the trust or plan on your application.

Business or Organization. You may invest money on behalf of a corporation, association, partnership or similar institution. You should include a certified resolution with your application that indicates which officers are authorized to act on behalf of the entity.

Retirement. A qualified retirement account enables you to defer taxes on investment income and capital gains. Your contributions may be tax-deductible. For detailed information on the tax advantages and consequences of investing in individual retirement accounts (IRAs) and retirement plan accounts, please consult your tax advisor. The types of IRAs available to you are: Traditional IRA, Roth IRA, Rollover IRA, SIMPLE IRA, and Coverdell Education Savings Account (formerly called an Education IRA). For detailed information on these accounts, see the Oakmark IRA Booklet and Coverdell Education Savings Booklet.

Oakmark Units may be used as an investment in other kinds of retirement plans, including, but not limited to, Keogh plans maintained by self-employed individuals or owner-employees, traditional pension plans, corporate profit-sharing and money purchase pension plans, section 403(b)(7) custodial tax-deferred annuity plans, other plans maintained by tax-exempt organizations, cash balance plans and any and all other types of retirement plans. All of these accounts need to be established by the plan’s trustee and the plan’s trustee should contact Harris Associates or its designee regarding the establishment of an investment relationship.

Investment Minimums

Type of Account	Initial Investment	Subsequent Investment
Regular investing account	$1,000	$100

Traditional or Roth IRA	1,000	100

SIMPLE IRA	Determined on a case by case basis	Determined on a case by case basis

Coverdell Education Savings Account	500	100

Automatic Investment Plan	500	100

Unit Price
The Fund calculates NAV as follows:

NAV =	(Value of Assets of the Class) – (Liabilities of the Class) Number of Outstanding Units of the Class

■	NAV per unit is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. Units may also be priced periodically throughout the day by the accounting agent. Fund units will be priced on any day the New York Stock Exchange is open, except for days on which the Federal Reserve Bank is closed for local holidays. Oakmark Units will generally not be priced on any day the New York Stock Exchange is closed, although Oakmark Units may be priced on days when the New York Stock Exchange is closed if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open for all or part of the day.

■	On any business day when SIFMA recommends that the bond markets close early, the Fund reserves the right to close at or prior to the SIFMA recommended closing time. If the Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given to the next business day.

■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Although most money market securities settle on the same day as they are traded, investment transactions not settling on the same day are recorded and factored into

UNITHOLDER GUIDE

the Fund’s NAV on the business day following trade date (T+1), consistent with industry practice. The use of T+1 accounting generally does not, but may, result in a NAV that differs materially from the NAV that would result if all transactions were reflected on their trade dates.

Note: The time at which transactions and units are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange and/or the bond markets is stopped at a time other than their regularly scheduled closing times. In the event the New York Stock Exchange and/or the bond markets do not open for business, the Trust may, but is not required to, open the Fund for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether the Fund is open for business during this situation, please call 1-800-621-2550.

To help the Fund maintain its $1.00 unit price, portfolio securities are valued at amortized cost in accordance with SEC regulations. Amortized cost will normally approximate market value. There can be no assurance that the Fund will be able at all times to maintain a NAV of $1.00 per unit.

In addition, if an event that affects the value of a security occurs after the publication of market quotations used by the Fund to price its securities but before the close of trading on the New York Stock Exchange, the Trust in its discretion and consistent with applicable regulatory guidance may determine whether to make an adjustment in light of the nature and significance of the event.

     PURCHASE / REDEMPTION PRICE AND EFFECTIVE DATE

A purchase by check, wire transfer or electronic transfer is made at the NAV next determined after receipt and acceptance by Harris Associates or its designee of your check or wire transfer or your electronic transfer investment instruction. An order is not accepted until Harris Associates or its designee has received an application or appropriate instruction along with the intended investment, if applicable, and any other required documentation.

A redemption by check, wire transfer or electronic transfer is made at the NAV next determined after receipt and acceptance by Harris Associates or its designee of your instructions. A redemption is not accepted until Harris Associates or its designee has received appropriate instruction and any other required documentation. The redemption proceeds may be reduced by any applicable charges after Harris Associates or its designee receives your order in proper form.

Dividends
Shares Purchased by Federal Funds Wire or ACH Transfer: If a purchase order is received in proper form before the Fund closes, shares will be issued on the day the order is received and dividends will generally begin to accrue on the purchased shares on the business day after payment is received. If a purchase order is placed through Harris Associates or a designee and settles through the National Securities Clearing Corporation (the “NSCC”), the purchase order will begin accruing on the NSCC settlement date.

Shares Purchased by Check: If a purchase order is received in proper form before the Fund closes, shares will be issued on the day the order is received and dividends will generally begin to accrue on the purchased shares on the business day after payment is received.

     PURCHASING

General Purchasing Policies
Purchases by check are effective as soon as a check is converted to federal funds. A purchase by check is deemed to be effective prior to the Fund’s closing time on the date such purchase proceeds convert to federal funds. It is expected that checks will ordinarily be converted to federal funds within two business days after receipt.

Harris Associates or its designee reserves the right, under limited circumstances, to cancel any purchase or exchange order it receives.

Once Harris Associates or its designee accepts your purchase order, you may not cancel or revoke it; however, you may redeem the shares or Oakmark Units. Harris Associates or its designee may withhold redemption proceeds until it is reasonably satisfied it has received your payment. This confirmation process may take up to 10 days.

If your order to purchase Oakmark Units of the Fund is cancelled because your check does not clear, you will be responsible for any resulting loss incurred by Harris Associates or its designee.

The Board of Trustees of the Trust has not adopted policies and procedures with respect to frequent purchases and redemptions of Fund units in light of the nature and high quality of the Fund’s investments. The Fund reserves the right, however, to refuse a purchase or exchange order if management of the Trust believes that the transaction may not be in the best interests of the Fund. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders. In addition, restrictions on frequent transactions may apply with respect to The Oakmark Funds.

UNITHOLDER GUIDE

The Fund may allow certain Service Organizations to purchase shares with securities instead of cash if consistent with the Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

How to Buy Oakmark Units
By Check Opening an Account: Complete and sign the New Account Registration Form, enclose a check made payable to The Oakmark Funds and mail the Form and your check to The Oakmark Funds, P.O. Box 219558, Kansas City, MO 64121-9558. Your initial investment must be at least $1,000. PLEASE NOTE: Harris Associates or its designee does not accept cash, starter checks, travelers checks, credit card convenience checks, checks made payable to a party other than The Oakmark Funds, checks drawn on banks outside of the U.S. or purchase orders specifying a particular purchase date or price per share. Harris Associates or its designee will withhold redemption proceeds for up to 10 days after purchase of shares or Oakmark Units by check.

Adding to an Account: Mail your check made payable to The Oakmark Funds with either the additional investment form attached to your confirmation statement or a note with the amount of the purchase, your account number, and the name in which your account is registered. Your subsequent investments must be at least $100.

By Wire Transfer Opening an Account: Generally, you may not open an account by wire transfer.

Adding to an Account: Instruct your bank to transfer funds to State Street Bank and Trust Co., ABA#011000028, DDA#9904-632-8. Specify the Fund name, your account number and the registered account name(s) in the instructions. Your subsequent investments must be at least $100.

By Electronic Transfer Opening an Account: Visit oakmark.com, choose “Open an Account” in the drop-down menu under the “Investing with Us” tab and then follow the instructions. The maximum initial investment via oakmark.com is $100,000. Harris Associates or its designee will withhold redemption proceeds for up to 10 days after purchase of shares or Oakmark Units by electronic transfer.

Adding to an Account: If you established the electronic transfer privilege on your New Account Registration Form, call Oakmark’s Voice Recognition System, OAKLINK, at 1-800-OAKMARK and choose menu option 1, and follow the instructions, or call an investor service representative at 1-800-OAKMARK. Your subsequent investments must be at least $100. If you did not establish the electronic transfer privilege on your New Account Registration Form, you may add the privilege by obtaining a Shareholder Services Form by visiting The Oakmark Funds’ website at oakmark.com or by calling an investor service representative at 1-800-OAKMARK.

Confirm with your bank or credit union that it is a member of the Automated Clearing House (ACH) system.

By Automatic Investment Opening an Account: Choose the Automatic Investment Plan on your New Account Registration Form. Your initial investment must be at least $500 and be made by check payable to The Oakmark Funds. In addition to your investment check, send a check marked “Void” or a deposit slip from your bank account along with your New Account Registration Form. At least one registered owner of the bank account being added must be a registered owner of the new Oakmark account. Otherwise a Medallion Signature Guarantee may be required.

Adding to an Account: If you chose the Automatic Investment Plan when you opened your account, subsequent purchases of shares or Oakmark Units will be made automatically, either monthly or quarterly, by electronic transfer from your bank account in the dollar amount you specified. Your subsequent investments must be at least $100. If you did not establish the electronic transfer privilege on your New Account Registration Form, you may add the privilege by obtaining a Shareholder Services Form by visiting The Oakmark Funds’ website at oakmark.com or by calling an investor service representative at 1-800-OAKMARK. At least one registered owner of the bank account being added must be a registered owner of the new Oakmark account. Otherwise a Medallion Signature Guarantee may be required.

By Exchange Opening an Account: Call an investor service representative at 1-800-OAKMARK. The new account into which you are making the exchange will have exactly the same registration as the account from which you are exchanging shares or Oakmark Units. Your initial investment into your new account must be at least $1,000. Obtain a current prospectus for The Oakmark Funds by visiting The Oakmark Funds’ website at oakmark.com or calling an investor service representative at 1-800-OAKMARK.

Adding to an Account: Call Oakmark’s Voice Recognition System, OAKLINK, at 1-800-OAKMARK and choose menu option 1, and follow the instructions, or call an investor service representative at 1-800-OAKMARK. Send a letter of instruction, indicating your name, the name of the Fund, and the Fund account number from which you wish to redeem shares or Oakmark Units, and the name of the Fund and the Fund account number into which you wish to buy shares or Oakmark Units to: The Oakmark Funds, P.O. Box 219558, Kansas City, MO 64121-9558. Your subsequent investments must be at least $100.

Harris Associates or its designee may refuse at any time any exchange request it considers detrimental to an Oakmark Fund.

UNITHOLDER GUIDE

An exchange transaction is a redemption of Oakmark Fund shares or Oakmark Units and a simultaneous purchase of different Oakmark Fund shares or Oakmark Units in that, for federal income tax purposes, may result in a capital gain or loss. An exchange from The Oakmark Funds may result in a 2% redemption fee on shares of an Oakmark Fund, other than The Oakmark Equity and Income Fund, held for 90 days or less. Please see The Oakmark Funds’ Prospectus for more information.

By Internet Opening an Account: Visit The Oakmark Funds’ website at oakmark.com, choose “Open an Account” in the drop-down menu under the “Investing with Us” tab and then follow the instructions. Your initial investment into your new account must be at least $1,000.

Adding to an Account: Visit The Oakmark Funds’ website at oakmark.com, log in to your account and then follow the instructions. Your subsequent investments must be at least $100.

     REDEEMING

General Redemption Policies
Harris Associates or its designee cannot accept a redemption request that specifies a particular redemption date or price.

Once Harris Associates or its designee accepts your redemption order, you may not cancel or revoke it.

Harris Associates or its designee generally will mail redemption proceeds within seven days after receipt of your redemption request. If you recently made a purchase, Harris Associates or its designee may withhold redemption proceeds until it is reasonably satisfied it has received your payment. This confirmation process may take up to 10 days.

Redemption requests or payments may be postponed or suspended as permitted under Section 22(e) of the Investment Company Act or the regulations thereunder. Generally, under that section, redemption requests or payments may be postponed or suspended if (i) the New York Stock Exchange is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of a Fund’s net assets not reasonably practicable; or (iii) the SEC, by order, permits the suspension of the right of redemption.

Harris Associates or its designee reserves the right at any time without prior notice to suspend, limit, modify or terminate any privilege, including the telephone exchange privilege, or its use in any manner by any person or class.

Harris Associates or its designee generally intends to pay all redemptions in cash.

The Trust, Harris Associates or its designee reserve the right to:

■	Subject to applicable law, redeem your shares in certain circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

None of the Trust, the Investment Adviser, nor Goldman Sachs will be responsible for any loss in an investor’s account or tax liability resulting from a redemption.

How to sell Oakmark Units
By Mail Your redemption request must identify the Fund and give your account number, specify the number of shares or Oakmark Units or dollar amount to be redeemed, and be signed in ink by all account owners exactly as their names appear on the account registration. Mail to: The Oakmark Funds, P.O. Box 219558, Kansas City, MO 64121-9558. Overnight mail to: The Oakmark Funds, 330 West 9th Street, Kansas City, MO 64105-1514 (Phone: 617-483-8327).

By Check Holders of Oakmark Units of the Fund may elect to have checks issued to them in order to redeem Oakmark Units from their accounts in the Fund. When Harris Associates or its designee receives a completed New Account Registration Form and Check Writing Signature Form, Harris Associates or its designee will forward to the requesting customer a supply of checks. Checks drawn on this account may be payable to the order of any person in any amount of $500 or more, but cannot be certified. The payee of the check may cash or deposit it like any other check drawn on a bank. When such a check is presented to Harris Associates or its designee for payment, a sufficient number of full and fractional Oakmark Units will be redeemed to cover the amount of the check. Copies of cancelled checks will be returned to the recordholder of Oakmark Units by Harris Associates or its designee.

The check redemption privilege enables a unitholder to receive the dividends declared on the Oakmark Units to be redeemed until the date the check is processed. Because of this feature, the check redemption privilege may not be used for complete liquidation of a unitholder’s account. If the amount of a check is greater than the value of the Oakmark Units held in the unitholder’s account, the check will be returned unpaid, and the unitholder may be subject to extra charges.

UNITHOLDER GUIDE

Harris Associates reserves the right to impose conditions on, limit the availability of or terminate the check redemption privilege at any time with respect to a particular unitholder or all unitholders in general. The Trust and Harris Associates reserve the right at any time to suspend the procedure permitting redemptions by check and intend to do so in the event that federal legislation or regulations impose reserve requirements or other restrictions deemed by the Trustees to be adverse to the interests of other Oakmark unitholders of the Fund.

By Telephone You may redeem Oakmark Units from your account by calling Oakmark’s Voice Recognition System, OAKLINK, at 1-800-OAKMARK and choosing menu option 1, saying Redeem and then following the instructions, or by calling an investor service representative at 1-800-OAKMARK Monday through Friday between the hours of 8:00 a.m. and 6:00 p.m. Eastern time.

A check for the proceeds will be sent to your address of record, generally within seven days of receiving your proper request, or within 10 days of your purchase if you purchased the Oakmark Units by check. You may select the overnight delivery option for your check for a fee. Overnight delivery is not available to a P.O. Box.

A redemption request received by telephone after the close of regular session trading on the NYSE (usually 4:00 p.m. Eastern time) is deemed received on the next business day.

You may not redeem by telephone Oakmark Units held in an account for which you have changed the address within the preceding 30 days.

By Electronic Transfer Call Oakmark’s Voice Recognition System, OAKLINK, at 1-800-OAKMARK and choose menu option 1 and follow the instructions, or call an investor service representative at 1-800-OAKMARK.

Payment of the proceeds will be made by electronic transfer only to a checking account previously designated by you at a bank that is a member of the ACH system.

Payment of the proceeds will normally be sent on the next business day after receipt of your request or within 10 days of your purchase if you purchased Oakmark Units by electronic transfer.

A redemption request received by telephone after the close of regular session trading on the NYSE (usually 4:00 p.m. Eastern time) is deemed received on the next business day.

If the proceeds of your redemption are sent by electronic transfer, your bank will be notified of the transfer on the day the proceeds are sent, but your bank account may not receive “good funds” for at least one week thereafter.

By Exchange You may redeem some or all of your Oakmark Units and use the proceeds to buy shares of another Oakmark Fund or Oakmark Units either in writing or by calling the Funds’ Voice Recognition System, OAKLINK, at 1-800-OAKMARK and choosing menu option 1 and following the instructions, or by calling an investor service representative at 1-800-OAKMARK.

You may obtain a current prospectus for The Oakmark Funds by visiting The Oakmark Funds’ website at oakmark.com or by calling an investor service representative at 1-800-OAKMARK.

An exchange request received by telephone after the close of regular session trading on the NYSE (usually 4:00 p.m. Eastern time) is deemed received on the next business day.

Harris Associates or its designee may refuse at any time any exchange request it considers detrimental to an Oakmark Fund.

An exchange transaction is a redemption of Oakmark Fund shares or Oakmark Units and a simultaneous purchase of different Oakmark Fund shares in that, for federal income tax purposes, may result in a capital gain or loss. An exchange from The Oakmark Funds may result in a 2% redemption fee on shares of an Oakmark Fund, other than The Oakmark Equity and Income Fund, held for 90 days or less. Please see The Oakmark Funds’ Prospectus for more information.

By Wire Transfer To redeem Oakmark Units from your account by wire transfer, call an investor service representative at 1-800-OAKMARK.

The proceeds will be paid by wire transfer to your bank account. The cost of the wire transfer (currently $5) will be deducted from your account, or from the redemption proceeds if you redeem your entire account.

Some transactions require a signature guarantee.

Payment of the proceeds will normally be wired on the next business day after receipt of your request. A redemption request received by telephone after the close of regular session trading on the NYSE (usually 4:00 p.m. Eastern time) is deemed received on the next business day.

A wire transfer will normally result in your bank receiving “good funds” on the business day following the date of redemption of your shares.

By Automatic Redemption You may automatically redeem a fixed dollar amount of Oakmark Units each month or quarter and have the proceeds sent by check to you or deposited by electronic transfer into your bank account by so electing on the Shareholder Services Form.

UNITHOLDER GUIDE

By Internet Visit The Oakmark Funds’ web site at oakmark.com, log in to your account and then follow the instructions.

Signature Guarantee
A Stamp 2000 Medallion Signature Guarantee must be included in your request to redeem your Oakmark Units, and your request must be in writing, if:

■	your account registration has been changed within the last 30 days;
■	the redemption check is to be mailed to an address different from the one on your account;
■	the redemption check is to be made payable to someone other than the registered account owner; or
■	you are instructing to transmit the proceeds to a bank account that you have not previously designated as the recipient of such proceeds.

The signature guarantee must be a Stamp 2000 Medallion Signature Guarantee. You may be able to obtain such a signature guarantee from a bank, securities broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. You cannot obtain a signature guarantee from a notary public.

Small Account Fee Policy
Harris Associates or its designee reserves the right to assess an annual fee of $25 on any account that, due to redemptions, falls below the minimum amount required to establish the account, as described above. The fee is assessed by the automatic redemption of shares in the account in an amount sufficient to pay the fee. The fee does not apply to an account with an active investment builder or to a retirement account.

Small Account Redemption
Harris Associates or its designee reserves the right to redeem shares in any account, including any account held in the name of an Intermediary, and send the proceeds to the registered owner of the account if the account value has been reduced below $1,000 as a result of redemptions. Harris Associates or its designee will make a reasonable effort to notify the registered owner if the account falls below the minimum in order to give the owner 30 days to increase the account value to $1,000 or more.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent or Harris Associates. A redemption request will not be in proper form until such additional documentation has been received.

■	Harris Associates is responsible for the timely transmittal of redemption requests by its customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Harris Associates may set times by which it must receive redemption requests. Harris Associates may also require additional documentation from you.

The Trust reserves the right to:

■	Redeem your shares in the event Harris Associates’ relationship with Goldman Sachs is terminated and you do not transfer your account to another Service Organization with a relationship with Goldman Sachs.
■	Subject to applicable law, redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.
■	Reinvest any amounts (e.g., dividends, distributions or redemption proceeds) which you have elected to receive by check should your check be returned to a Fund as undeliverable or remain uncashed for six months. This provision may not apply to certain retirement or qualified accounts or to a closed account. No interest will accrue on amounts represented by uncashed checks.

     UNITHOLDER SERVICES

Reporting to Unitholders
You will receive a confirmation statement from Harris Associates or its designee reflecting each of your purchases and redemptions of Oakmark Units, as well as periodic statements.

Customer Identification Program
Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account.

In order to open an account, Harris Associates or its designee will ask you to provide certain identifying information on the account application, including your full name, address, date of birth and social security number or taxpayer identification number. If you fail to provide the appropriate information, we may reject your application and all monies received to establish your account will be returned to you. As a result, it is very important that the application be filled out completely in order to establish an account.

After your account is established, Harris Associates or its designee is required to take steps to verify your identity. These actions may include checking your identifying information against various databases. If Harris Associates or its

UNITHOLDER GUIDE

designee is unable to verify your identity from the information you provide, you may be restricted from making future purchases for or transfers of Oakmark Units from your account; or, your account may be closed and the redemption proceeds will be paid to you.

IRA Plans
Harris Associates Investment Trust has a master IRA plan that allows you to invest on a tax-sheltered basis in the Oakmark Units. The plan also permits you to “roll over” or transfer to your Traditional IRA a lump sum distribution from a qualified pension or profit-sharing plan, thereby postponing federal income tax on the distribution. If your employer has a Simplified Employee Pension Plan (SEP), you may establish a Traditional IRA with the Fund to which your employer may contribute, subject to special rules designed to avoid discrimination. Information on IRAs may be obtained by visiting The Oakmark Funds’ website at oakmark.com or calling an investor service representative at 1-800-OAKMARK.

Voice Recognition System (“OAKLINK”)
To obtain information about your account, such as account balance, last transaction and distribution information, to purchase, redeem or exchange shares of a Fund or Oakmark Units, or to order duplicate statements, call the Funds’ Voice Recognition System, OAKLINK, at 1-800-OAKMARK (choose menu option 1). Please note: you must have a personal identification number (a “PIN”) to access account information through OAKLINK. To establish a PIN, call 1-800-OAKMARK and choose menu options 1, **, 1, then 6 and you will be prompted for your social security number and account number information for PIN establishment for system access. If you have problems, please contact an Investor Service Representative at 1-800-OAKMARK Monday through Friday between the hours of 8:00 a.m. and 6:00 p.m. Eastern time.

Website
To learn more about The Oakmark Funds and Oakmark Units, or to obtain a prospectus, account application, shareholder report, or account servicing form, visit The Oakmark Funds’ website at oakmark.com. To perform transactions, establish systematic investing privileges, change your address, order duplicate statements or obtain information about your account, such as your account balance, average cost information, your last transaction and account history, log into your account and follow the instructions.

Telephone and Internet Transactions
You may perform many transactions including exchanges, purchases and redemptions—by telephone and over the Internet. To prevent unauthorized transactions in your account, Harris Associates or its designee will take precautions designed to confirm that instructions communicated through the telephone or Internet are genuine. For example, Harris Associates or its designee may record a telephone call, request a PIN or password, request more information and send written confirmations of telephone and Internet transactions. Harris Associates or its designee request that shareholders review these written confirmations and notify Harris Associates or its designee immediately if there is a problem. The Trust, the Distributor, Harris Associates or its designee will not be responsible for any loss, liability, cost or expense resulting from an unauthorized transaction initiated by telephone or the Internet if it follows reasonable procedures designed to verify the identity of the caller or Internet user.

Account Address Change
You may change the address of record for your account by sending written instructions to The Oakmark Funds, P.O. Box 219558, Kansas City, MO 64121-9558 or by telephoning an investor service representative at 1-800-OAKMARK. You may change your address by visiting The Oakmark Funds’ website at oakmark.com and logging in to your account and following the instructions. You may also change your address by noting the change on the investment slip included as part of your quarterly account statement. Please be sure to sign the slip as authorization. P.O. Box addresses will only be accepted with accompanying street address information. If you change your address of record without a signature guarantee, unless you request that the redemption proceeds be sent to your bank account of record, Harris Associates or its designee will not honor the redemption request for the following 30 days. During that period, Harris Associates or its designee will require written redemption requests with signature guarantees.

Account Registration Change
You may change the name on your account registration only by sending your written instructions with a Stamp 2000 Medallion Signature Guarantee, as described above, to The Oakmark Funds, P.O. Box 219558, Kansas City, MO 64121-9558. Please note that a new account application or other documentation may be required depending on the type of account registration.

Account Transcripts
You may order a transcript of activity in your account(s) by calling an investor service representative at 1-800-OAKMARK.

Service Organizations
Service Organizations, including Harris Associates or its designee, may provide the following services in connection with their customers’ investments in FST Administration Shares:

■	Shareholder administration services

■	Acts, directly or through an agent, as the sole shareholder of record
■	Maintains account records for customers

UNITHOLDER GUIDE

■	Processes orders to purchase, redeem and exchange shares or Oakmark Units for customers
■	Processes payments for customers

In addition, some (but not all) Services Organizations are authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other financial intermediaries to accept such orders, if approved by the Trust. In these cases:

■	The Fund will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or financial intermediary on a business day, and the order will be priced at the Fund’s NAV per share next determined after such acceptance.
■	Service Organizations and financial intermediaries will be responsible for transmitting accepted orders and payments to the Trust within the time period agreed upon by them.

You should contact your Service Organization directly to learn whether it is authorized to accept orders for the Trust.

Pursuant to an administration plan adopted by the Trust’s Board of Trustees, Service Organizations are entitled to receive payment for their services from the Trust. These payments are equal to 0.25% (annualized) of the average daily net assets of the FST Administration Shares of the Fund which are attributable to or held in the name of the Service Organization for its customers, for administration services. Due to the current low yield environment, Goldman Sachs may voluntarily agree to waive a portion of the Fund’s administration fees. This temporary waiver may be modified or terminated at any time at the option of Goldman Sachs, without shareholder approval.

The Investment Adviser, Distributor and/or their affiliates may make payments or provide services to Service Organizations, and other financial intermediaries (“Intermediaries”) to promote the sale, distribution and/or servicing of shares of the Fund and other Goldman Sachs Funds. These payments are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets, and are not an additional charge to the Fund. The payments are in addition to administration fees described in this Prospectus. Such payments are intended to compensate Intermediaries for, among other things: marketing shares of the Fund and other Goldman Sachs Funds, which may consist of payments relating to the Fund’s inclusion on preferred or recommended fund lists or in certain sales programs sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Fund and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The payments by the Investment Adviser, Distributor and/or their affiliates, which are in addition to the fees paid for these services by the Fund, may also compensate Intermediaries for sub-accounting, sub-transfer agency, administrative and/or shareholder processing services. These additional payments may exceed amounts earned on these assets by the Investment Adviser, Distributor and/or their affiliates for the performance of these or similar services. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Intermediaries. In addition, certain Intermediaries may have access to certain services from the Investment Adviser, Distributor and/or their affiliates, including research reports and economic analysis, and portfolio analysis tools. In certain cases, the Intermediary may not pay for these services. Please refer to the “Payments to Intermediaries” section of the SAI for more information about these payments and services.

The payments made by the Investment Adviser, Distributor and/or their affiliates and the services received by an Intermediary may differ for different Intermediaries. The presence of these payments, receipt of these services and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend the Fund or other Goldman Sachs Funds based, at least in part, on the level of compensation paid. You should contact your Service Organization or other Intermediary for more information about the payments it receives and any potential conflicts of interest.

In addition to Oakmark Units, the Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Oakmark Units.

What Types Of Reports Will Be Sent Regarding Investments In FST Administration Shares?
Harris Associates will receive from the Fund annual shareholder reports containing audited financial statements and semi-annual shareholder reports. Harris Associates is responsible for providing these or other reports to their customers who are the beneficial owners of FST Administration Shares in accordance with the rules that apply to their accounts with Harris Associates. In addition, Harris Associates and other financial intermediaries will be responsible for providing any communication from the Fund to the shareholders, including but not limited to prospectuses, prospectus supplements, proxy materials and notices regarding the sources of dividend payments under Section 19 of the Investment Company Act.

Taxation

As with any investment, you should consider how your investment in the Fund will be taxed. The tax information below is provided as general information. More tax information is available in the SAI. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund. Except as otherwise noted, the tax information provided assumes that you are a U.S. citizen or resident.

Unless your investment is through an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions.

Taxes on Distributions: The Fund contemplates declaring as dividends each year all or substantially all of its net investment income. Fund distributions of investment income are generally taxable as ordinary income for federal tax purposes, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund units or receive them in cash. Distributions of short-term capital gains are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

It is anticipated that substantially all of the distributions by the Fund will be taxable as ordinary income. You should note that these distributions will not qualify for the reduced tax rate currently applicable to certain qualified dividends because the Fund’s investment income will consist generally of interest income rather than corporate dividends.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in December but paid in January will be taxable as if they were paid in December. The Fund will inform unitholders of the character and tax status of all distributions promptly after the close of each calendar year.

To the extent that Fund distributions are attributable to interest on certain federal obligations or interest on obligations of your state of residence or its municipalities or authorities, they will in most cases be exempt from state and local income taxes.

Other Information: When you open your account, you should provide your social security or tax identification number on your New Account Form Registration. By law, the Fund must withhold 28% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the Internal Revenue Service instructs the Fund to do so.

Non-U.S. investors are generally subject to U.S. withholding tax and may be subject to U.S. estate tax. But, withholding is generally not required on properly designated distributions to non-U.S. investors of long-term capital gains. Distributions before September 1, 2010, of qualified interest income and short-term capital gains by the Fund paid to non-U.S. investors are not expected to be subject to withholding. More information about U.S. taxation and non-U.S. investors is included in the SAI.

Appendix A
Additional Information on Fund
Risks, Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks. Additional information is provided in the SAI, which is available upon request. Among other things, the SAI describes certain fundamental policies and investment restrictions that cannot be changed without unitholder approval. You should note, however, that all investment policies not specifically designated as fundamental are non-fundamental and may be changed without unitholder approval. If there is a change in the Fund’s investment objective, you should consider whether the Fund remains an appropriate investment in light of your then current financial position and needs. The Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies.

U.S. Treasury Obligations and U.S. Government Securities. U.S. Treasury Obligations include securities issued or guaranteed by the U.S. Treasury (“U.S. Treasury Obligations”). Payment of principal and interest on these obligations is backed by the full faith and credit of the U.S. government. U.S. Treasury Obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”). U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.

U.S. Government Securities are obligations issued or guaranteed by U.S. government agencies, authorities, instrumentalities or sponsored enterprises (“U.S. Government Securities”). Unlike U.S. Treasury Obligations, U.S. Government Securities can be supported by either (i) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association (“Ginnie Mae”)); (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer.

U.S. Government Securities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and

(b) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid. U.S. Government Securities also include zero coupon bonds.

The Fund invests in U.S. Treasury Obligations and certain U.S. Government Securities the interest from which is generally exempt from state income taxation. Securities generally eligible for this exemption include those issued by the U.S. Treasury and certain agencies, authorities or instrumentalities of the U.S. government, including the Federal Home Loan Banks, Federal Farm Credit Banks and Tennessee Valley Authority.

U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Repurchase Agreements. The Fund may enter into repurchase agreements with securities dealers and banks; however, the Fund does not intend to invest in repurchase agreements. Repurchase agreements are similar to collateralized loans, but are structured as a purchase of securities by the Fund, subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. The difference between the original purchase price and the repurchase price is normally based on prevailing short-term interest rates. Under a repurchase agreement, the seller is required to furnish collateral at least equal in value or market price to the amount of the seller’s repurchase obligation.

If the seller under a repurchase agreement defaults, the Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy or insolvency proceedings concerning the seller, the Fund could suffer additional losses if the collateral held by the Fund is subject to a court “stay” that prevents the Fund from promptly selling the collateral. If this occurs, the Fund will bear the risk that the value of the collateral will decline below the repurchase price. Furthermore, the Fund could experience a loss if a court determines that the Fund’s interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to the Fund’s unitholders. In addition, the Fund, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer

APPENDIX A

uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Floating and Variable Rate Obligations. The Fund may purchase various floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. Subject to the conditions for using amortized cost valuation under the Investment Company Act, the Fund may consider the maturity of a variable or floating rate obligation to be shorter than its ultimate stated maturity if the obligation is a U.S. Treasury Obligation or U.S. Government Security, if the obligation has a remaining maturity of 397 calendar days or less, or if the obligation has a demand feature that permits the Fund to receive payment at any time or at specified intervals not exceeding 397 calendar days.

When-Issued Securities and Forward Commitments. The Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, the Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations.

Illiquid Securities. The Fund may invest up to 5% of its total assets (measured at the time of purchase) in illiquid securities (i.e., securities that cannot be sold or disposed of in seven days in the ordinary course of business at approximately the value ascribed to them by the Fund). Illiquid securities include:

■	Domestic securities that are not readily marketable
■	Repurchase agreements with a notice or demand period of more than seven days

Investing in restricted securities may decrease the liquidity of the Fund’s portfolio. Securities purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perception.

Borrowings. The Fund may borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. The Fund may not make additional investments if borrowings exceed 5% of its net assets. For more information, see the SAI.

Downgraded Securities. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, the Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its unitholders.

Risks of Large Shareholder Redemptions. Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund. Redemptions by these funds, accounts or individuals of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities, which may negatively impact the Fund’s brokerage and tax costs.

Appendix B
Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund unit. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Pricewaterhouse Coopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s most recent annual report (available upon request from Harris Associates).

FEDERAL FUND

	FST Administration Shares
	Period Ended	Fiscal Years Ended December 31,
	August 31,
	2009*	2008	2007	2006	2005	2004
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0008 [c]	0.022 [c]	0.047	0.045	0.028	0.009
Distributions from net investment income	(0.0008)[c]	(0.022)[c]	(0.047)	(0.045)	(0.028)	(0.009)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total return[a]	0.07%	2.22%	4.81%	4.61%	2.78%	0.93%
Net assets, end of period (in 000’s)	$897,620	$1,470,423	$586,405	$754,867	$696,899	$679,050
Ratio of net expenses to average net assets	0.44%[b]	0.46%	0.45%	0.45%	0.45%	0.45%
Ratio of net investment income to average net assets	0.10%[b]	2.01%	4.71%	4.54%	2.78%	1.00%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	0.49%[b]	0.49%	0.48%	0.48%	0.47%	0.47%
Ratio of net investment income to average net assets	0.05%[b]	1.98%	4.68%	4.51%	2.76%	0.98%

Footnotes:

*	The Fund changed its fiscal year from December 31 to August 31
a	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a unitholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
b	Annualized.
c	Net investment income and distributions from net investment income contain $0.0002, $(0.0002) and $0.0003 and $(0.0003), of net realized capital gains and distributions from net realized gains, for the period ended August 31, 2009 and the fiscal year ended December 31, 2008, respectively.

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Index

1	General Investment Management Approach

5	Fund Investment Objective and Strategies

7	Principal Risks of the Fund

10	Fund Performance

12	Fund Fees and Expenses

15	Service Providers

20	Dividends

21	Unitholder Guide
	21	Eligibility to Buy Units
	23	Purchase/Redemption Price and Effective Date
	24	Purchasing
	27	Redeeming
	32	Unitholder Services

37	Taxation

39	Appendix A Additional Information on Fund Risks, Securities and Techniques

43	Appendix B Financial Highlights

Federal Fund
Prospectus (Oakmark Units)

     FOR MORE INFORMATION

Annual/Semi-annual Report

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to unitholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

Statement of Additional Information

Additional information about the Fund and its policies is also available in the Fund’s SAI. The SAI is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Fund’s annual and semi-annual reports, and the SAI, are available free upon request by calling The Oakmark Funds at 1-800-OAKMARK (1-800-625-6275).

From time to time, certain announcements and other information regarding the Fund may be found at http://www.gs.com/gsam/redirect/announcements/individuals for individual investors, http://www.gs.com/gsam/redirect/announcements/institutions for institutional investors or http://www.gs.com/gsam/redirect/announcements/advisors for advisors.

To obtain other information and for shareholder inquiries:

■ By telephone:	Call 1-800-OAKMARK (1-800-625-6275)
■ By mail:	The Oakmark Funds P.O. Box 219558 Kansas City, MO 64121-9558
■ By e-mail:	contactoakmark@oakmark.com
■ On the Internet:	Oakmark – http://www.oakmark.com. SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents (including the SAI) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 551-8090.

The Fund’s investment company registration number is 811-05349.
Goldman Sachs Financial Square Fundssm is a service mark of Goldman, Sachs & Co.
GSAM is a registered service mark of Goldman, Sachs & Co.

ADDRESS OF HARRIS ASSOCIATES L.P.

Two North LaSalle Street Chicago, Illinois 60602-3790

OAKMARK SHAREHOLDER SERVICE

The Oakmark Funds P.O. Box 219558 Kansas City, MO 64121-9558 1-800-OAKMARK (1-800-625-6275)

OAKFEDPROS10